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                                 S E L I G M A N

                                     [PHOTO]

                                    SELIGMAN

                                   HIGH-YIELD

                                   BOND SERIES


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              SEEKING TO MAXIMIZE CURRENT INCOME BY INVESTING IN A
             DIVERSIFIED PORTFOLIO OF HIGH-YIELDING CORPORATE BONDS

                        DECEMBER 31, 1997 o ANNUAL REPORT

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OVER THE LONG TERM -- J. & W. SELIGMAN & CO. INCORPORATED

--------------------------------------------------------------------------------
TIME IS THE TEST

   In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

   J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has followed a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 50 investment options.


A PLACE IN HISTORY

   Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine, United Artists Theater Circuit, and Maytag. In 1929, Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company. In 1930, Seligman began managing its first mutual fund, Broad Street Investing Co., now known as Seligman Common Stock Fund.


SELIGMAN HIGH-YIELD BOND SERIES

   Seligman High-Yield Bond Series was introduced on March 11, 1985, with the objective of maximizing current income for its shareholders. Seligman High-Yield Bond Series invests in high-yield, higher-risk, lower-quality corporate bonds. Astute professional management has been key to the Fund's success -- employing a highly disciplined approach to controlling the risks inherent in investing in lower-rated corporate issues.

[PHOTO]

JAMES, JESSE, AND JOSEPH SELIGMAN
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TABLE OF CONTENTS

To the Shareholders ...................................     1
Interview With Your Portfolio Manager .................     2
Performance Overview ..................................     4
Portfolio Overview ....................................     6
Portfolio of Investments ..............................     8
Statement of Assets and Liabilities ...................    13
Statement of Operations ...............................    14
Statements of Changes in Net Assets ...................    15
Notes to Financial Statements .........................    16
Financial Highlights ..................................    18
Report of Independent Auditors ........................    20
Trustees ..............................................    21
Executive Officers and For More Information ...........    22
Glossary of Financial Terms ...........................    23


"Management applies stringent investment disciplines in selecting appropriate bonds for the portfolio. These disciplines focus on fundamental credit and equity analysis, which is intended to protect the portfolio against potential downgrades or defaults on bonds held."
                                                                --FRED E. BROWN,
                                                                   FUND CHAIRMAN
                                                                       1985-1988



"Investment strategy focuses on investing in domestic corporate issues that we believe have good prospects, while avoiding distressed, defaulted, and foreign-denominated securities."
                                                            --WILLIAM C. MORRIS,
                                                                   FUND CHAIRMAN
                                                                    1989-PRESENT

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TO THE SHAREHOLDERS


   This was another strong year of performance for Seligman High-Yield Bond Series. The Fund posted a total return of 14.26% based on the net asset value of Class A shares for the 12-month period ended December 31, 1997, outperforming the 13.26% total return of the Lipper High Current Yield average. The Fund also outpaced the 12.83% total return of the Merrill Lynch High Yield Master Index.

   The US economic expansion stretched into its seventh year, with real domestic growth of 3.8%. Consumer price inflation slowed to under 2%, interest rates moved steadily lower, productivity rose, and unemployment levels reached 27-year lows. Meanwhile, the federal budget deficit virtually disappeared and corporate profits posted a third consecutive year of strong gains. Despite year-end problems in Asia, the domestic business environment remained positive.

   The growth of the economy supported corporate profitability, the high-yield marketplace, and a record number of primary offerings. More companies are now using the high-yield marketplace for rapid access to institutional investors' capital, rather than traditional bank or private placement channels. This growth of the high-yield marketplace has also allowed privately-held issuers to establish a reputation on Wall Street and test the waters for eventual initial public offerings. Meanwhile, demand for high-yield products grew further in 1997, particularly among pension funds, as the asset class continued to carve out an identity separate from other fixed-income investment choices.

   The Fund's continued strong performance is due in large part to the quality of the fundamental research done by the Seligman High-Yield Team. The underlying cash flow and credit quality of bonds available for purchase are rigorously analyzed, and bonds held in the portfolio are also submitted to constant monitoring. The Fund's strategy of investing primarily in US high-yield bond issuers also proved beneficial.

   While we expect that the rate of economic growth will become more moderate in 1998, the low-inflation environment should continue to support the financial markets. The strong economy has produced opportunities for high-yield issuers to reduce debt and improve overall credit quality. Additionally, high-yield bonds continue to offer attractive yields relative to other fixed-income investments.

   The volatility of the equity markets in 1997 highlighted the importance of setting long-term investment goals and the attractiveness of the high-yield sector. While short-term investors are at the mercy of daily market changes, long-term investors can focus on their investment goals rather than the markets' gyrations. Creating and maintaining a personal investment portfolio that is diversified across industry groups and includes several asset classes, such as high-yield, may help limit the impact of shifts in the market environment.

   Thank you for your continued interest in Seligman High-Yield Bond Series. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager, the Fund's portfolio of investments, and financial statements, follow this letter. Additional information on the Fund's investment results appears starting on page 4.

By order of the Trustees,



/s/ William C. Morris
    -----------------
    William C. Morris
    Chairman


                                                               /s/ Brian T. Zino
                                                                   -------------
                                                                   Brian T. Zino
                                                                       President
January 30, 1998

                                                                           -----

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INTERVIEW WITH YOUR PORTFOLIO MANAGER, DANIEL J. CHARLESTON


Q.  HOW DID SELIGMAN HIGH-YIELD BOND SERIES PERFORM IN 1997?

A. Seligman High-Yield Bond Series posted strong results in 1997, with a total return of 14.26% based on the net asset value of Class A shares. This return outpaced the Lipper High Current Yield average's total return of 13.26% and the 12.83% total return of the Merrill Lynch High Yield Master Index.

Q.  WHAT IS YOUR INVESTMENT STRATEGY?

A. As was mentioned in the Mid-Year Report, our investment strategy remains consistent. On a macro level, we will stay focused on investing in high-yield issuers in the US. This strategy served us especially well during the latter half of 1997, as certain emerging markets experienced increased volatility. We will also continue to underweight cyclical and zero coupon bonds and avoid distressed and defaulted issues.

      While the primary market issued a record $120 billion during 1997, your Fund continued to maintain a disciplined credit selection process. Emphasis was placed on non-cyclical industries such as cable, telecommunications, and gaming. Strategically, we seek to invest in individual issues with predictable cash flows, good call protection, improving credit quality, and high relative value.

Q.  WERE ANY CHANGES MADE TO THE PORTFOLIO COMPOSITION OVER THE COURSE OF THE
    YEAR?

A. No material shifts were made to the Fund's composition. Slight increases within the telecommunications, paging, and health care sectors were offset by minor decreases in the gaming, cable, and consumer products industries.

Q.  CABLE TELEVISION HAD ANOTHER STRONG YEAR. WHAT'S AHEAD?

A. Cable bonds performed well in 1997 and we think the outlook remains bright. There were several reasons for the rally in cable. The most obvious factors were Microsoft's decision to invest in the industry and Tele-Communications' new partnership arrangements. It also appears that the Federal Communications Commission is no longer interested in re-regulating cable rates. Despite concerns regarding growing competition in the industry, cable companies were generally able to increase rates substantially, indicating significant competitive advantages relative to other video providers.

      Looking forward, we will continue to position cable as a core sector in the portfolio. While we do not expect a repeat of the exceptional market performance in 1997 because yields have contracted, several positive trends are now present that could boost returns in the future. First, system swapping by providers (where providers swap customers in respective regions to concentrate services in areas where they have the greatest market share) should allow cable companies to further build up their large concentrations of customers, adding efficiency to operations and concentrating holdings -- which is advantageous in a competitive environment. Second, cable companies have the most advanced systems -- capable of delivering services beyond simple one-way video delivery. Using the existing cable infrastructure to offer two-way products such as high-speed Internet access and telephony should signifi-

[PHOTO]
SELIGMAN HIGH-YIELD TEAM: (FROM LEFT) TIMOTHY FINN, BRIAN HESSEL, JEANNE CRUZ, (SEATED) DANIEL J. CHARLESTON (PORTFOLIO MANAGER)

                A TEAM APPROACH
                Seligman High-Yield Bond Series is managed by the Seligman High-Yield Team, headed by Daniel J. Charleston. He is assisted by seasoned research professionals who are responsible for evaluating companies in specific industry groups. Mr. Charleston draws on his team to select companies whose bonds have the potential for high yields at acceptable levels of investment risk consistent with the Fund's objective.

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2

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, DANIEL J. CHARLESTON


    cantly bolster cash flows in the future. Finally, we believe that wireline cable TV systems should be very attractive to traditional telecommunications providers looking to provide local service, such as AT&T. The cable network has the high capacity that is a valuable asset in the burgeoning world of telecommunications.


Q.  YOU MENTION CABLE TELEVISION COMPETITION. WHO IS THE COMPETITION?

A. Competition for video delivery is already occurring. Several "Baby Bells," satellite TV providers, wireless cable companies, power utilities, and bundled service overbuilders (thus named because these independent service providers build their systems in the proximity of the municipally-franchised cable companies' systems) are in competition with traditional cable TV providers throughout the country. However, the economics of the wireline cable TV business make it very difficult to be profitable for all but the first to market, due to the huge fixed costs of installing wiring. Exceptions to this rule, in our view, include satellite TV providers, who do not incur the cost of physical wiring, and overbuilders in areas of very high population density.

      We own the bonds of satellite TV providers Echostar (Dish Network), TCI Satellite (Primestar), and Pegasus Communications (DirecTV rural reseller). We also own overbuilder RCN Corporation, which bundles video, telephone, long distance, and Internet access services. RCN Corporation provides these services from Boston to Washington, DC, where the density, as measured by homes passed per mile of cable, is the highest in the country.

Q.  WHAT PROMPTED THE INCREASE IN PAGING HOLDINGS?

A. Select paging bonds saw significantly improved performance in the last six months of 1997. We see four fundamental reasons for strength in the industry. First, rational pricing has returned after two years of price wars. Second, the PCS (Personal Communications Services) threat to the industry has proven overblown to date. Third, the growth in the number of units continues to be in the double digits. Finally, cash flow margins remain high and stable.

Q.  WHAT HAPPENED TO OTHER CORE INDUSTRIES IN THE FUND, SUCH AS
    TELECOMMUNICATIONS AND RADIO BROADCASTING?

A. The Fund has continued to benefit from the consolidations in the telecommunications and radio broadcasting industries. In the telecommunications industry, two of the Fund's holdings were positively affected by the announcement of the MCI-WorldCom transaction. On the same day that WorldCom announced that it was buying MCI for $34 billion, WorldCom also announced the acquisition of Brooks Fiber Properties for $2.9 billion. Given the fact that MCI/WorldCom/Brooks Fiber will be an investment-grade credit, the value of the Fund's holding in Brooks Fiber increased substantially, and our holding was subsequently sold. In addition, because Brooks Fiber owns 22% of Verio, the value of the Fund's holding in Verio also increased substantially.

      In the radio broadcasting sector, the Fund benefited from the announced acquisition of SFX Broadcasting by Capstar Broadcasting and Hicks, Muse, Tate & Furst for $2.1 billion. The Fund's holdings in SFX bonds and preferred stock and Capstar bonds and preferred stock have all performed well as a result of this transaction, which creates the largest group of radio broadcasting stations in the country. We expect that both the telecommunications and radio broadcasting industries will continue to consolidate, given the economies of scale that are created with such business consolidations. Because the consolidations typically result in improved credit characteristics for the combined entity, we continue to remain invested in both sectors.

Q.  HOW HAVE YOU HANDLED INVESTMENT IN THE HEALTH CARE SECTOR?

A. During 1997 we increased our investment in medical products. These companies are attractive as their products generate recurring revenue, thus insulating the industry against economic downturns. We continue to apply our general investment philosophy to this sector, investing in companies with leading market share, good operating earnings, and strong management teams.

Q.  WHAT IS THE OUTLOOK FOR THE HIGH-YIELD MARKET?

A. The high-yield asset class continues to deliver, in our view, good relative value in the current solid economic growth and low-interest-rate environment. Demand for high-yield bonds continues to accelerate, particularly from the pension fund community. The funding of collateralized-bond obligations and inflows into high-yield mutual funds are indicative of steady investment interest. Fundamentals, as they relate to the credit cycle in the United States, are positive for several reasons. First, the low-interest-rate environment has allowed high-yield issuers to reduce their borrowing costs, leading to lower interest expense and improved credit quality. Second, a strong stock market has enabled high-yield issuers to access the initial public offering market. Proceeds raised have primarily been used to deleverage their balance sheets. Finally, favorable mergers and acquisitions activity and fewer leveraged buy-outs should benefit the high-yield market over time.

                                                                           -----

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PERFORMANCE OVERVIEW


   This chart compares a $10,000 hypothetical investment made in Seligman High-Yield Bond Series Class A shares, with and without the initial 4.75% maximum sales charge, for the 10-year period ended December 31, 1997, to a $10,000 investment made in the Lipper High Current Yield, the Lipper High-Yield Bond Fund Index (Lipper High-Yield Index), and the Merrill Lynch High Yield Master Index (Merrill High Yield Master Index) for the same period. The performances of Seligman High-Yield Bond Series Class B and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper High Current Yield and the Lipper High-Yield Index exclude the effect of sales charges, and the Merrill High Yield Master Index excludes the effect of fees and sales charges.

   Seligman High-Yield Bond Series will no longer be compared to the Lipper High-Yield Index after December 31, 1997. Instead, the Fund will be compared to the Lipper High Current Yield because it represents the performance of the entire universe of funds that have similar investment objectives to your Fund. The Manager believes that the Lipper High Current Yield is more appropriate than the more narrowly focused Lipper High-Yield Index, which measures the performance of only 30 funds. Therefore, your Fund will continue to be compared to the Lipper High Current Yield and the Merrill High Yield Master Index.


--------------------------------------------------------------------------------
[The following table represents a line graph in the printed report.]

                         Seligman High-Yield
                         Bond Series Class A
                        ---------------------
                        W/O Load    With load  Lipper Avg Lipper Index    ML HY
                        --------    ---------  ---------- ------------    -----
12/31/87 ...........     $10,000     $ 9,528     $10,000     $10,000     $10,000
3/31/88 ............      10,479       9,985      10,554      10,607      10,535
6/30/88 ............      10,724      10,218      10,866      10,942      10,824
9/30/88 ............      10,875      10,362      11,089      11,149      11,085
12/31/88 ...........      11,138      10,612      11,297      11,357      11,347
3/31/89 ............      11,349      10,814      11,498      11,561      11,584
6/30/89 ............      11,785      11,229      11,848      11,874      12,000
9/30/89 ............      11,790      11,234      11,677      11,638      12,001
12/31/89 ...........      11,565      11,020      11,184      11,042      11,827
3/31/90 ............      11,135      10,610      10,758      10,551      11,581
6/30/90 ............      11,518      10,974      11,217      11,025      12,081
9/30/90 ............      11,026      10,505      10,434      10,185      11,347
12/31/90 ...........      10,724      10,218      10,080       9,815      11,313
3/31/91 ............      12,034      11,467      11,507      11,356      12,855
6/30/91 ............      12,695      12,096      12,287      12,194      13,647
9/30/91 ............      13,509      12,872      13,106      13,081      14,450
12/31/91 ...........      14,016      13,355      13,766      13,763      15,226
3/31/92 ............      15,299      14,577      14,903      15,009      16,375
6/30/92 ............      15,742      15,000      15,376      15,494      16,966
9/30/92 ............      16,605      15,821      16,010      16,108      17,740
12/31/92 ...........      16,830      16,036      16,194      16,291      17,992
3/31/93 ............      18,008      17,158      17,286      17,424      19,109
6/30/93 ............      18,767      17,882      18,087      18,260      19,871
9/30/93 ............      19,098      18,197      18,426      18,600      20,376
12/31/93 ...........      20,059      19,113      19,263      19,527      21,083
3/31/94 ............      19,938      18,998      19,082      19,319      20,693
6/30/94 ............      19,919      18,980      18,834      19,062      20,453
9/30/94 ............      20,009      19,065      18,798      19,056      20,731
12/31/94 ...........      20,216      19,263      18,544      18,810      20,837
3/31/95 ............      21,268      20,265      19,364      19,728      22,094
6/30/95 ............      22,584      21,518      20,388      20,769      23,494
9/30/95 ............      23,627      22,513      21,031      21,488      24,180
12/31/95 ...........      24,404      23,253      21,655      22,084      24,983
3/31/96 ............      25,380      24,183      22,273      22,648      25,348
6/30/96 ............      25,945      24,721      22,714      23,012      25,695
9/30/96 ............      27,080      25,802      23,779      24,082      26,697
12/31/96 ...........      28,021      26,699      24,649      24,882      27,746
3/31/97 ............      27,808      26,496      24,827      24,984      28,038
6/30/97 ............      29,535      28,142      26,138      26,293      29,370
9/30/97 ............      31,347      29,868      27,554      27,685      30,518
12/31/97 ...........      32,017      30,507      27,917      28,095      31,306


   The securities in which the Fund invests are subject to greater risk of loss of principal and interest than are higher-rated investment-grade bonds. Investors should carefully assess the risks associated with an investment in this Fund.

   The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.


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4

==========================================================================================================================
PERFORMANCE OVERVIEW



INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1997
                                                                                   AVERAGE ANNUAL
                                                          ----------------------------------------------------------------
                                                                                                    CLASS B      CLASS D
                                                                                                     SINCE        SINCE
                                                 SIX          ONE           FIVE         10        INCEPTION    INCEPTION
                                               MONTHS*       YEAR           YEARS       YEARS       4/22/96      9/21/93
                                             ----------   ----------       -------     -------      -------   ------------
CLASS A**
With Sales Charge                               3.30%        8.86%         12.63%       11.80%         n/a         n/a
Without Sales Charge                            8.40        14.26          13.73        12.34          n/a         n/a

CLASS B**
With CDSL                                       3.00         8.24            n/a          n/a        11.13%        n/a
Without CDSL                                    8.00        13.24            n/a          n/a        13.31         n/a

CLASS D**
With 1% CDSL                                    7.00        12.24            n/a          n/a          n/a         n/a
Without CDSL                                    8.00        13.24            n/a          n/a          n/a       11.80%

LIPPER HIGH CURRENT YIELD***                    6.81        13.26          11.51        10.81        13.87       10.26

LIPPER HIGH-YIELD INDEX***                      6.86        12.91          11.50        10.88        13.26       10.18

MERRILL HIGH YIELD MASTER INDEX***              6.60        12.83          11.72        12.09        13.48       10.64

NET ASSET VALUE
                DECEMBER 31, 1997    JUNE 30, 1997   DECEMBER 31, 1996
                -----------------    -------------   -----------------
CLASS A               $7.55              $7.29             $7.25
CLASS B                7.55               7.29              7.26
CLASS D                7.55               7.29              7.26

DIVIDEND AND YIELD INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 1997
                       DIVIDENDSo             YIELDoo
                       ----------             -------

CLASS A                  $0.6838                8.01%
CLASS B                   0.6277                7.65
CLASS D                   0.6277                7.65

RATINGS000
AT DECEMBER 31, 1997

                      MOODY'S           S&P
                      -------           ---
Ba/BB                  2.3%             5.6%
B/B                   87.1             83.3
Caa/CCC                5.4              6.1
Non-rated              5.2              5.0

WEIGHTED AVERAGE
MATURITY  8.35 years

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.


--------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
 *** The Lipper High Current Yield, the Lipper High-Yield Index, and the Merrill
     High Yield Master Index are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees or sales charges. The monthly performance of the Lipper High Current Yield is used in the Performance Overview. Investors cannot invest directly in an average or an index.
   + The  CDSL is 5% for periods of one year or less, and 4% since inception.
  ++ From April 30, 1996.
 +++ From September 30, 1993.
   o Represents per share amount paid or declared for the year ended December 31, 1997.
  oo Current yield, representing the annualized yield for the 30-day period ended December 31, 1997, has been computed in accordance with SEC regulations and will vary.
 ooo Percentages based on current market values of long-term holdings.


                                                                           -----

===============================================================================================================================
PORTFOLIO OVERVIEW


DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 1997
                                                                                                          PERCENT OF NET ASSETS
                                                                                                             DECEMBER 31,
                                                                                                        -----------------------
                                                            ISSUES        COST                VALUE          1997      1996
                                                            ------   --------------      -------------- ---------     ---------
Short-Term Holdings and Other Assets Less Liabilities          1     $  108,339,395      $  108,339,395       5.8       4.4
                                                             ---     --------------      --------------     -----     -----
Corporate Bonds, Convertible Issues, and
Preferred Stocks:
   Advertising ......................................          1         10,461,125          11,000,000       0.6        --
   Aerospace ........................................         --                 --                  --        --       0.8
   Agriculture ......................................          1          7,556,944           7,734,375       0.4        --
   Broadcasting .....................................          8         88,136,145          99,330,285       5.3       5.2
   Cable Systems ....................................         18        244,449,011         243,800,125      13.1      15.9
   Cellular .........................................          5         65,388,024          68,892,500       3.7       4.1
   Chemicals ........................................          1         15,945,625          16,200,000       0.9       2.0
   Computer and Related Services ....................          4         72,321,664          77,292,000       4.1       3.0
   Consumer Products ................................          7         70,270,950          71,295,000       3.8       4.1
   Containers .......................................          2         20,483,137          21,300,000       1.1       2.1
   Energy ...........................................          1         10,289,875          10,975,000       0.6       0.9
   Environmental Services ...........................         --                 --                  --        --       1.1
   Equipment ........................................          1         20,182,869          20,900,000       1.1        --
   Financial Services ...............................          5         40,270,696          42,304,875       2.3       1.1
   Food .............................................          5         68,944,913          70,982,500       3.8       3.3
   Funeral ..........................................         --                 --                  --        --       0.9
   Gaming/Hotel .....................................         12        195,837,664         206,874,300      11.1      12.7
   Health Care/Medical Products .....................          7         87,758,272          90,821,250       4.9       4.1
   Industrial .......................................         --                 --                  --        --       0.6
   Leisure ..........................................          4         40,873,001          42,407,500       2.3       1.3
   Manufacturing ....................................          5         32,556,879          33,702,807       1.8       2.1
   Metals ...........................................          3         37,881,215          32,995,875       1.8       2.5
   Paging ...........................................          3         81,961,205          86,756,250       4.6       3.0
   Paper and Packaging ..............................          1         20,274,734          20,700,000       1.1       2.5
   Publishing .......................................          7         40,595,498          42,651,650       2.3       1.5
   Record Storage ...................................          1          8,250,625           8,512,500       0.5       1.4
   Retailing ........................................          2         25,619,750          26,650,000       1.4       1.1
   Supermarkets .....................................          3         38,102,532          37,833,750       2.0       4.5
   Technology .......................................          5         63,139,840          63,524,062       3.4        --
   Telecommunications ...............................         19        235,505,313         254,542,257      13.7      10.8
   Theaters .........................................          2         22,052,644          23,126,250       1.2       0.9
   Transportation ...................................          1         12,782,425          13,250,000       0.7        --
   Utilities                                                   1         10,634,600          11,999,060       0.6       2.1
                                                             ---     --------------      --------------     -----     -----
                                                             135      1,688,527,175       1,758,354,171      94.2      95.6
                                                             ---     --------------      --------------     -----     -----
Net Assets                                                   136     $1,796,866,570      $1,866,693,566     100.0     100.0
                                                             ===     ==============      ==============     =====     =====


LARGEST PORTFOLIO HOLDINGS
AT DECEMBER 31, 1997

SECURITY                                                               VALUE
--------                                                            -----------
Paging Network 10%, 10/15/2008 ................................     $36,443,750
Intermedia Capital Partners IV 11 1/4%, 8/1/2006 ..............      33,000,000
Casino America 12 1/2%, 8/1/2003 ..............................      32,737,500
TCI Satellite Entertainment 10 7/8%, 2/15/2007 ................      31,575,000
MobileTelecommunicationTechnologies 13 1/2%, 12/15/2002 .......      30,872,500
IXC Communications 12 1/2%, 10/1/2005 .........................      28,937,500
Unisys 11 3/4%, 10/15/2004 ....................................      28,687,500
Unisys 12%, 4/15/2003 .........................................      28,437,500
Trump Atlantic City Funding 11 1/4%, 5/1/2006 .................      28,219,100
Coast Hotels & Casinos 13%, 12/15/2002 ........................      26,105,000

-----
6

====================================================================================================
PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                                                         PRINCIPAL AMOUNT OR SHARES
                                                                       -----------------------------
                                                                                          HOLDINGS
ADDITIONS                                                               INCREASE          12/31/97
---------                                                              -----------       -----------
CORPORATE BONDS:
Advanced Micro Devices 11%, 8/1/2003 ..........................        $20,000,000       $20,000,000
Ameriserve Food 10 1/8%, 7/15/2007 .............................        20,000,000        20,000,000
Ameristar Casinos 10 1/2%, 8/1/2004 ............................        17,250,000        17,250,000
BTI Telecom 10 1/2%, 9/15/2007 .................................        15,000,000        15,000,000
Digital Television Services 12 1/2%, 8/1/2007 ..................        15,000,000        15,000,000
Nextel Communications 0% (10.65%), 9/15/2007 ..................         25,000,000        25,000,000
Paging Network 10%, 10/15/2008 ................................         17,500,000        35,000,000
Price Communications 11 3/4%, 7/15/2007 ........................        20,000,000        20,000,000
Powertel 11 1/8%, 6/1/2007 .....................................        14,055,000        17,500,000
RCN 10%, 10/15/2007 ...........................................         15,000,000        15,000,000

                                                                                          HOLDINGS
REDUCTIONS                                                               DECREASE         12/31/97
----------                                                             -----------      ------------
CORPORATE BONDS:
Brooks Fiber Properties 0% (10 7/8%), 3/1/2006 .................        $11,000,000                --
Comcast 10 5/8%, 7/15/2012 .....................................          9,000,000       $ 7,500,000
Fonorola 12 1/2%, 8/15/2002 ....................................          7,500,000                --
Intermedia Communications 13 1/2%, 6/1/2005 ....................         10,500,000                --
NL Industries 11 3/4%, 10/15/2003 ..............................          9,000,000                --
PriCellular Wireless 0% (12 1/4%), 10/1/2003 ...................         10,000,000                --
Spinnaker Industries 10 3/4%, 10/15/2006 .......................         12,500,000                --
Syratech 11%, 4/15/2007 ........................................          9,000,000                --
S.D. Warren 12%, 12/15/2004 ....................................         10,000,000                --

Preferred Stocks:
S.D. Warren 14% ................................................            173,140 shs.           --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

LARGEST INDUSTRIES
AT DECEMBER 31, 1997

----------------------------------------------------------------------------------------------------
[The following table represents a bar graph in the printed report.]

                            PERCENT OF
                            NET ASSETS
                            ----------
Telecommunications            13.7%                           $254,542,257
Cable Systems                 13.1%                           $243,800,125
Gaming/Hotel                  11.1%                           $206,874,300
Broadcasting                   5.3%                           $ 99,330,285
Health Care\Medical Products   4.9%                           $ 90,821,250


                                                                                               -----
                                                                                                   7

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                  PRINCIPAL
                                   AMOUNT
                                  OR WARRANTS         VALUE
                                 -------------      --------

CORPORATE BONDS  88.9%

ADVERTISING  0.6%
ADAMS OUTDOOR ADVERTISING
  10 3/4%, due 3/15/2006         $10,000,000     $  11,000,000
                                                 -------------
AGRICULTURE  0.4%
IOWA SELECT FARM
  10 3/4%, due 12/1/2005*          7,500,000         7,734,375
                                                 -------------
BROADCASTING  2.7%
CAPSTAR BROADCASTING PARTNERS
  0% (12 3/4%+), due 2/1/2009     20,000,000        14,600,000
PAXSON COMMUNICATIONS
  11 5/8%, due 10/1/2002          15,000,000        16,125,000
SFX BROADCASTING
  10 3/4%, due 5/15/2006          17,500,000        19,250,000
                                                 -------------
                                                    49,975,000
                                                 -------------
CABLE SYSTEMS  12.5%
AMERICAN TELECASTING 0
  (Warrants expiring 8/15/2000)        5,000wts.         5,000
CABLEVISION SYSTEMS
  10 1/2%, due 5/15/2016         $20,000,000        23,350,000
CHARTER COMMUNICATIONS
SOUTHEAST HOLDINGS
  11 1/4%, due 3/15/2006          17,500,000        19,512,500
CHARTER COMMUNICATIONS
SOUTHEAST HOLDINGS
  0% (14%+), due 3/15/2007        25,000,000        19,875,000
COMCAST
  10 5/8%, due 7/15/2012           7,500,000         9,412,500
DIGITAL TELEVISION SERVICES
  12 1/2%, due 8/1/2007*          15,000,000        17,025,000
ECHOSTAR DBS
  12 1/2%, due 7/1/2002           20,000,000        21,700,000
HEARTLAND WIRELESS COMMUNICATIONS
  14%, due 10/15/2004             20,000,000         7,500,000
INTERMEDIA CAPITAL PARTNERS IV
  11 1/4%, due 8/1/2006           30,000,000        33,000,000
NORTHLAND CABLE TELEVISION
  10 1/4%, due 11/15/2007*        10,000,000        10,575,000
NTL
  10%, due 2/15/2007               5,000,000         5,287,500
ROGERS CABLESYSTEMS
  11%, due 12/1/2015              21,500,000        24,940,000
TCI SATELLITE ENTERTAINMENT
  10 7/8%, due 2/15/2007*         30,000,000        31,575,000
TCI SATELLITE ENTERTAINMENT
  0% (121/4% ), due 2/15/2007*     8,250,000         5,527,500
WIRELESS ONE
  13%, due 10/15/2003             10,500,000         3,832,500
WIRELESS ONE 0
  (Warrants expiring 10/15/2000)      15,000wts.        15,000
                                                 -------------
                                                   233,132,500
                                                 -------------
CELLULAR  3.7%
CENTENNIAL CELLULAR
  10 1/8%, due 5/15/2005           9,500,000        10,355,000
CROWN CASTLE INTEMATIONAL
  0% (105/8%+), due 11/15/2007*   15,000,000         9,412,500
METROCALL
  9 3/4%, due 11/1/2007*          10,000,000         9,925,000
PRICE COMMUNICATIONS WIRELESS
  11 3/4%, due 7/15/2007*         20,000,000        21,800,000
PRICELLULAR WIRELESS
  10 3/4%, due 11/1/2004          16,000,000        17,400,000
                                                 -------------
                                                    68,892,500
                                                 -------------
CHEMICALS  0.9%
TEXAS PETROCHEMICALS
  11 1/8%, due 7/1/2006           15,000,000        16,200,000
                                                 -------------
COMPUTER AND RELATED
SERVICES  4.1%
DECISIONONE
  9 3/4%, due 8/1/2007             8,600,000         8,879,500
DECISIONONE HOLDINGS
  0% (11 1/2%+), due 8/1/2008     17,500,000        11,287,500
UNISYS
  12%, due 4/15/2003              25,000,000        28,437,500
UNISYS
  11 3/4%, due 10/15/2004         25,000,000        28,687,500
                                                 -------------
                                                    77,292,000
                                                 -------------
----------------
See footnotes on page 12.

-----
8

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 -------------      --------

CONSUMER PRODUCTS  3.8%
AMERICAN PAD & PAPER
  13%, due 11/15/2005            $ 5,000,000     $   5,625,000
AMSCAN HOLDINGS
  9 7/8%, due 12/15/2007*         10,000,000        10,275,000
ANCHOR ADVANCED PRODUCTS
  11 3/4%, due 4/1/2004            8,000,000         8,640,000
CARSON
  10 3/8%, due 11/1/2007*         10,000,000        10,050,000
FRENCH FRAGRANCES
  10 3/8%, due 5/15/2007          10,000,000        10,500,000
NORTH ATLANTIC TRADING
  11%, due 6/15/2004               7,250,000         7,612,500
RYDER TRS
  10%, due 12/1/2006              18,500,000        18,592,500
                                                 -------------
                                                    71,295,000
                                                 -------------
CONTAINERS  1.1%
PLASTIC CONTAINERS
  10%, due 12/15/2006             10,000,000        10,650,000
U.S. CAN
  10 1/8%, due 10/15/2006         10,000,000        10,650,000
                                                 -------------
                                                    21,300,000
                                                 -------------
ENERGY  0.6%
ABRAXAS PETROLEUM
  11 1/2%, due 11/1/2004          10,000,000        10,975,000
                                                 -------------
EQUIPMENT  1.1%
WILLIAMS SCOTSMAN
  9 7/8%, due 6/1/2007            20,000,000        20,900,000
                                                 -------------
FINANCIAL SERVICES  2.3%
AMRESCO
  10%, due 3/15/2004              10,000,000        10,425,000
DOLLAR FINANCIAL GROUP
  10 7/8%, due 11/15/2006         10,750,000        11,663,750
OCWEN CAPITAL TRUST I
  10 7/8%, due 8/1/2027           10,000,000        10,900,000
SUPERIOR NATIONAL CAPITAL TRUST I
  10 3/4%, due 12/1/2017*          2,275,000         2,337,562
VERITAS CAPITAL TRUST
  10%, due 1/1/2028*               6,825,000         6,978,563
                                                 -------------
                                                    42,304,875
                                                 -------------
FOOD  3.8%
AFC ENTERPRISES
  10 1/4%, due 5/15/2007          15,000,000        15,825,000
AMERIKING
  10 3/4%, due 12/1/2006          15,000,000        15,825,000
AMERISERVE FOOD
  10 1/8%, due 7/15/2007          20,000,000        21,100,000
GORGES/QUIK-TO-FIX FOODS
  11 1/2%, due 12/1/2006          12,000,000        12,720,000
INTERNATIONAL HOME FOODS
  10 3/8%, due 11/1/2006           5,000,000         5,512,500
                                                 -------------
                                                    70,982,500
                                                 -------------
GAMING/HOTEL  11.1%
ALLIANCE GAMING
  10%, due 8/1/2007*               7,500,000         7,546,875
AMERISTAR CASINOS
  10 1/2%, due 8/1/2004*          17,250,000        17,681,250
AZTAR
  13 3/4%, due 10/1/2004          15,000,000        17,250,000
CASINO AMERICA
  12 1/2%, due 8/1/2003           30,000,000        32,737,500
CASINO MAGIC OF LOUISIANA
  13%, due 8/15/2003              15,000,000        14,475,000
COAST HOTELS & CASINOS
  13%, due 12/15/2002             23,000,000        26,105,000
FITZGERALDS GAMING
  12 1/4%, due 12/15/2004*         9,750,000         9,920,625
SHOWBOAT
  13%, due 8/1/2009                8,500,000        10,582,500
SHOWBOAT MARINA CASINO
PARTNERSHIP
  13 1/2%, due 3/15/2003          15,000,000        18,075,000
TRUMP ATLANTIC CITY FUNDING
  11 1/4%, due 5/1/2006           28,795,000        28,219,100
TRUMP ATLANTIC CITY FUNDING
  11 1/4%, due 5/1/2006*           3,785,000         3,671,450
TRUMP HOTELS & CASINO
RESORTS
  15 1/2%, due 6/15/2005          18,000,000        20,610,000
                                                 -------------
                                                   206,874,300
                                                 -------------

------------
See footnotes on page 12.

                                                                           -----

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 -------------      --------
HEALTH CARE/MEDICAL
PRODUCTS  4.9%
ALARIS MEDICAL SYSTEMS
  9 3/4%, due 12/1/2006          $16,000,000     $  16,880,000
ALLIANCE IMAGING
  9 5/8%, due 12/15/2005           4,500,000         4,601,250
DADE INTERNATIONAL
  11 1/8%, due 5/1/2006           16,000,000        17,680,000
GRAPHIC CONTROLS
  12%, due 9/15/2005              13,000,000        14,560,000
PARACELSUS HEALTHCARE
  10%, due 8/15/2006              17,000,000        17,425,000
PARAGON HEALTH NETWORK
  0% (10 1/2%+), due 11/1/2007*   15,000,000         9,375,000
SUN HEALTHCARE GROUP
  9 1/2%, due 7/1/2007*           10,000,000        10,300,000
                                                 -------------
                                                    90,821,250
                                                 -------------
LEISURE  2.3%
AFFINITY GROUP HOLDING
  11%, due 4/1/2007               17,000,000        18,190,000
AMF GROUP
  0% (12 1/4%+), due 3/15/2006    10,000,000         7,912,500
PREMIER PARKS
  12%, due 8/15/2003              11,000,000        12,292,500
PREMIER PARKS
  9 3/4%, due 1/15/2007            3,750,000         4,012,500
                                                 -------------
                                                    42,407,500
                                                 -------------
MANUFACTURING  1.8%
AIRXCEL
  11%, due 11/15/2007*            10,000,000        10,350,000
BPC HOLDING
  12 1/2%, due 6/15/2006          12,000,000        13,260,000
CLARK-SCHWEBEL
  12 1/2%, due 7/15/2007*          4,231,448         4,548,807
INTERNATIONAL KNIFE & SAW
  11 3/8%, due 11/15/2006          2,950,000         3,200,750
WERNER HOLDINGS
  10%, due 11/15/2007*             2,275,000         2,343,250
                                                 -------------
                                                    33,702,807
                                                 -------------
METALS  1.8%
KOPPERS INDUSTRY
  9 7/8%, due 12/1/2007*           2,275,000         2,354,625
RENCO METALS
  11 1/2%, due 7/1/2003           15,000,000        16,012,500
ROYAL OAK MINES
  11%, due 8/15/2006              20,750,000        14,628,750
                                                 -------------
                                                    32,995,875
                                                 -------------
PAGING  4.6%
MOBILE TELECOMMUNICATION
TECHNOLOGIES
  13 1/2%, due 12/15/2002         26,500,000        30,872,500
PAGING NETWORK
  10%, due 10/15/2008             35,000,000        36,443,750
PRONET
  11 7/8%, due 6/15/2005          18,000,000        19,440,000
                                                 -------------
                                                    86,756,250
                                                 -------------
PAPER AND PACKAGING  1.1%
CROWN PAPER
  11%, due 9/1/2005               20,000,000        20,700,000
                                                 -------------
PUBLISHING  2.3%
AMERICAN LAWYER MEDIA HOLDINGS
  9 3/4%, due 12/15/2007*         10,000,000        10,200,000
AMERICAN LAWYER MEDIA HOLDINGS
  0% (12 1/4%+), due 12/15/2008*   3,450,000         1,966,500
PERRY-JUDD
  10 5/8%, due 12/15/2007*         3,800,000         3,971,000
PETERSEN PUBLISHING
  11 1/8%, due 11/15/2006         10,000,000        11,350,000
TRANSWESTERN HOLDINGS
  0% (11 7/8%+), due 11/15/2008*   9,150,000         5,535,750
TRANSWESTERN PUBLISHING
  9 5/8%, due 11/15/2007*          2,270,000         2,372,150
VON HOFFMAN PRESS
  10 3/8%, due 5/15/2007*+         6,750,000         7,256,250
                                                 -------------
                                                    42,651,650
                                                 -------------
--------------
See footnotes on page 12.

-----
10

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                  PRINCIPAL
                                    AMOUNT
                                  OR WARRANTS         VALUE
                                 -------------      --------



RECORD STORAGE  0.5%
PIERCE LEAHY
  11 1/8%, due 7/15/2006         $ 7,500,000     $   8,512,500
                                                 -------------
RETAILING  1.4%
CENTRAL TRACTOR
  10 5/8%, due 4/1/2007           15,000,000        15,900,000
COLE NATIONAL GROUP
  9 7/8%, due 12/31/2006          10,000,000        10,750,000
                                                 -------------
                                                    26,650,000
                                                 -------------
SUPERMARKETS   2.0%
JITNEY-JUNGLE STORES OF AMERICA
  12%, due 3/1/2006               16,000,000        18,240,000
JITNEY-JUNGLE STORES OF AMERICA
  10 3/8%, due 9/15/2007          10,000,000        10,425,000
PATHMARK STORES
  11 5/8%, due 6/15/2002          11,250,000         9,168,750
                                                 -------------
                                                    37,833,750
                                                 -------------
TECHNOLOGY  2.3%
ADVANCED MICRO DEVICES
  11%, due 8/1/2003               20,000,000        21,500,000
THERMA-WAVE
  10 5/8%, due 5/15/2004          10,500,000        10,972,500
VIASYSTEMS
  9 3/4%, due 6/1/2007            10,000,000        10,387,500
                                                 -------------
                                                    42,860,000
                                                 -------------
TELECOMMUNICATIONS  12.7%
BTI TELECOM
  10 1/2%, due 9/15/2007*         15,000,000        15,375,000
GCI
  9 3/4%, due 8/1/2007            11,250,000        11,728,125
GLOBALSTAR
  11 1/4%, due 6/15/2004          12,500,000        12,593,750
ICG HOLDINGS
  0% (11 5/8%+), due 3/15/2007    15,500,000        10,617,500
INTERMEDIA COMMUNICATIONS
  0% (12 1/2%+), due 5/15/2006    10,000,000         7,900,000
INTERMEDIA COMMUNICATIONS
  0% (11 1/4%+), due 7/15/2007    10,000,000         7,175,000
INTERMEDIA COMMUNICATIONS
  (Warrants expiring 6/1/2000)*o       4,000wts.       440,000
ITC DELTACOM
  11%, due 6/1/2007               15,600,000        17,238,000
IXC COMMUNICATIONS
  12 1/2%, due 10/1/2005          25,000,000        28,937,500
NEXTEL COMMUNICATIONS
  0% (10.65%+), due 9/15/2007*    25,000,000        15,875,000
NEXTLINK COMMUNICATIONS
  12 1/2%, due 4/15/2006          22,500,000        25,762,500
POWERTEL
  11 1/8%, due 6/1/2007           17,500,000        19,075,000
RCN
  10%, due 10/15/2007*            15,000,000        15,637,500
RCN
  0% (11 1/8%+), due 10/15/2007*  12,500,000         7,875,000
SPRINT SPECTRUM
  11%, due 8/15/2006              15,000,000        16,950,000
TALTON HOLDINGS
  11%, due 6/30/2007*             10,000,000        10,900,000
VERIO
  13 1/2%, due 6/15/2004*         10,500,000        12,600,000
                                                 -------------
                                                   236,679,875
                                                 -------------
THEATERS  1.2%
HOLLYWOOD THEATERS
  10 5/8%, due 8/1/2007*          11,500,000        12,276,250
PLITT THEATERS
  10 7/8%, due 6/15/2004          10,000,000        10,850,000
                                                 -------------
                                                    23,126,250
                                                 -------------
TRANSPORTATION  0.7%
ATLAS AIR
  10 3/4%, due 8/1/2005           12,500,000        13,250,000
                                                 -------------
UTILITIES  0.6%
MIDLAND COGENERATION VENTURE
  11 3/4%, due 7/23/2005          10,000,000        11,999,060
                                                 -------------
TOTAL CORPORATE BONDS
(Cost $1,601,001,632)                            1,659,804,817
                                                 --------------

--------------
See footnotes on page 12.
                                                                           -----

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                     SHARES           VALUE
                                 -------------      --------



PREFERRED STOCKS  3.8%
BROADCASTING  2.2%
CAPSTAR BROADCASTING PARTNERS 12%     60,000    $    6,915,000
CHANCELLOR MEDIA 12%                 105,881        12,202,785
SFX BROADCASTING 12 5/8%             100,000        11,425,000
SINCLAIR CAPITAL 11 5/8%             100,000        11,075,000
                                                --------------
                                                    41,617,785
                                                --------------
CABLE SYSTEMS  0.6%
ECHOSTAR COMMUNICATIONS 12 1/8%*       6,450         6,756,375
PEGASUS COMMUNICATIONS 12 3/4%         3,500         3,911,250
                                                --------------
                                                    10,667,625
                                                --------------
TELECOMMUNICATIONS  1.0%
IXC COMMUNICATIONS 12 1/2%*            9,346        10,958,172
NEXTLINK COMMUNICATIONS 14%          110,911         6,904,210
                                                --------------
                                                    17,862,382
                                                --------------
TOTAL PREFERRED STOCKS
(Cost $62,111,991)                                  70,147,792
                                                --------------

CONVERTIBLE BONDS  1.1%

TECHNOLOGY  1.1%
EMC
  3 1/4%, due 3/15/2002         $  6,250,000    $    8,492,187
XILINX
  5 1/4%, due 11/1/2002*          12,500,000        12,171,875
                                                --------------
TOTAL CONVERTIBLE BONDS
(Cost $20,354,052)                                  20,664,062
                                                --------------

CONVERTIBLE PREFERRED STOCKS  0.4%
(Cost $5,059,500)
BROADCASTING  0.4%
CHANCELLOR MEDIA $3*                 100,000shs.     7,737,500
                                                --------------

SHORT-TERM HOLDINGS  3.4%
(Cost $64,100,000)                                  64,100,000
                                                --------------
TOTAL INVESTMENTS  97.6%
(Cost $1,752,627,175)                            1,822,454,171
OTHER ASSETS LESS LIABILITIES  2.4%                 44,239,395
                                                --------------
NET ASSETS 100.0%                               $1,866,693,566
                                                ==============

----------------
* Rule 144A security.
o Non-income producing security.
+ Deferred interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.

-----
12

=============================================================================================================================
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


ASSETS:
Investments, at value:
  Long-term holdings (cost $1,688,527,175) .............................            $1,758,354,171
  Short-term holdings (cost $64,100,000) ...............................                64,100,000             $1,822,454,171
                                                                                    --------------
Cash .............................................................................................                  2,433,724
Receivable for interest and dividends ............................................................                 40,793,668
Receivable for Shares of Beneficial Interest sold ................................................                 17,383,621
Expenses prepaid to shareholder service agent ....................................................                    240,631
Other ............................................................................................                     65,471
                                                                                                               --------------
TOTAL ASSETS .....................................................................................              1,883,371,286
                                                                                                               --------------

LIABILITIES:
Dividends payable ................................................................................                  6,069,772
Payable for Shares of Beneficial Interest repurchased ............................................                  5,363,844
Payable for securities purchased .................................................................                  2,306,281
Accrued expenses, taxes, and other ...............................................................                  2,937,823
                                                                                                               --------------
TOTAL LIABILITIES ................................................................................                 16,677,720
                                                                                                               --------------
NET ASSETS .......................................................................................             $1,866,693,566
                                                                                                               ==============

COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par (unlimited shares authorized; $.001 par value; 247,239,953 shares outstanding):
  Class A ........................................................................................             $       99,415
  Class B ........................................................................................                     76,978
  Class D ........................................................................................                     70,847
Additional paid-in capital .......................................................................              1,788,969,465
Undistributed net investment income ..............................................................                  2,353,433
Undistributed net realized gain ..................................................................                  5,296,432
Net unrealized appreciation of investments .......................................................                 69,826,996
                                                                                                               --------------
NET ASSETS .......................................................................................             $1,866,693,566
                                                                                                               ==============

NET ASSET VALUE PER SHARE:
CLASS A ($750,460,846 / 99,414,744 shares) .......................................................             $         7.55
                                                                                                               ==============
CLASS B ($581,234,711 / 76,978,009 shares) .......................................................             $         7.55
                                                                                                               ==============
CLASS D ($534,998,009 / 70,847,200 shares) .......................................................             $         7.55
                                                                                                               ==============


-----------------
See Notes to Financial Statements.

                                                                                                                        -----
                                                                                                                           13

=============================================================================================================================
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997


INVESTMENT INCOME:
Interest ...............................................................              $133,942,745
Dividends ..............................................................                 5,554,714
                                                                                      ------------
TOTAL INVESTMENT INCOME ...........................................................................              $139,497,459

EXPENSES:
Distribution and service fees ..........................................                 8,910,489
Management fee .........................................................                 8,248,354
Shareholder account services ...........................................                 2,371,527
Registration ...........................................................                   633,159
Custody and related services ...........................................                   242,372
Shareholder reports and communications .................................                   170,217
Auditing and legal fees ................................................                    90,262
Trustees' fees and expenses ............................................                    20,939
Miscellaneous ..........................................................                    40,993
                                                                                      ------------
TOTAL EXPENSES ....................................................................................                20,728,312
                                                                                                                 ------------
NET INVESTMENT INCOME .............................................................................               118,769,147

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments .......................................                 8,663,643
Net change in unrealized appreciation of investments ...................                47,951,783
                                                                                      ------------
NET GAIN ON INVESTMENTS ...........................................................................                56,615,426
                                                                                                                 ------------

INCREASE IN NET ASSETS FROM OPERATIONS ............................................................              $175,384,573
                                                                                                                 ============

-----------------
See Notes to Financial Statements.


-----
14


=========================================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                       ----------------------------------
                                                                                            1997                 1996
                                                                                       --------------        ------------
OPERATIONS:
Net investment income ..........................................................       $  118,769,147        $ 45,266,028
Net realized gain on investments ...............................................            8,663,643           8,372,099
Net change in unrealized appreciation of investments ...........................           47,951,783          13,819,543
                                                                                       --------------        ------------
INCREASE IN NET ASSETS FROM OPERATIONS .........................................          175,384,573          67,457,670
                                                                                       --------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .....................................................................          (52,770,232)        (27,035,063)
   Class B .....................................................................          (29,874,994)         (3,418,270)
   Class D .....................................................................          (33,770,488)        (14,812,695)
                                                                                       --------------        ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................................         (116,415,714)        (45,266,028)
                                                                                       --------------        ------------

                                                            SHARES
                                                 -------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                 -------------------------------

                                                    1997                1996
                                                 -----------         -----------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:*
Net proceeds from sale of shares:
   Class A .................................      50,672,448          33,317,666          373,051,522         236,713,393
   Class B .................................      57,673,666          20,232,066          424,606,561         144,036,057
   Class D .................................      37,881,266          24,388,635          278,799,066         173,325,163
Investment of dividends:
   Class A .................................       3,776,320           1,948,207           27,853,774          13,828,199
   Class B .................................       1,826,561             192,948           13,519,667           1,378,143
   Class D .................................       2,805,300           1,287,945           20,704,607           9,145,648
Exchanged from associated Funds:
   Class A .................................      17,851,841          13,049,554          131,875,215          92,654,186
   Class B .................................       3,688,065             480,781           27,115,290           3,420,798
   Class D .................................       6,529,814           4,652,741           47,980,993          32,988,466
                                                 -----------         -----------       --------------        ------------
Total ......................................     182,705,281          99,550,543        1,345,506,695         707,490,053
                                                 -----------         -----------       --------------        ------------
Cost of shares repurchased:
   Class A .................................     (13,770,227)         (7,112,332)        (101,399,738)        (50,385,557)
   Class B .................................      (2,704,575)           (214,512)         (20,021,448)         (1,530,923)
   Class D .................................      (7,327,368)         (2,819,462)         (53,826,777)        (20,024,403)
Exchanged into associated Funds:
   Class A .................................     (15,408,040)        (11,079,755)        (114,001,958)        (78,716,704)
   Class B .................................      (3,899,595)           (297,396)         (28,866,957)         (2,104,964)
   Class D .................................      (5,638,449)         (3,862,279)         (41,466,552)        (27,399,898)
                                                 -----------         -----------       --------------        ------------
Total ......................................     (48,748,254)        (25,385,736)        (359,583,430)       (180,162,449)
                                                 -----------         -----------       --------------        ------------
Increase in Net Assets from
Transactions in Shares of Beneficial
Interest ...................................     133,957,027          74,164,807          985,923,265         527,327,604
                                                 -----------         -----------       --------------        ------------
Increase in Net Assets .........................................................        1,044,892,124         549,519,246

NET ASSETS:
Beginning of year ..............................................................          821,801,442         272,282,196
                                                                                       --------------        ------------
End of Year (including undistributed net investment income of
   $2,353,433 and $0, respectively) ............................................       $1,866,693,566        $821,801,442
                                                                                       ==============        ============

----------------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.


                                                                                                                    -----
                                                                                                                       15

================================================================================
NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman High-Yield Bond Series (the "Fund"), a series of Seligman High Income Fund Series, offers three classes of shares. All shares existing prior to September 21, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in bonds, stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

 b.FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund accretes original issue discounts and market discounts on purchases of portfolio securities.

d. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1997, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS-- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on ex-dividend dates. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1997, amounted to $1,686,931,836 and $780,115,415, respectively.

   At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $97,236,023 and $27,409,027, respectively.

4. SHORT-TERM INVESTMENTS -- At December 31, 1997, the Fund owned short-term investments which matured in less than seven days.


-----
16

================================================================================
NOTES TO FINANCIAL STATEMENTS

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets, 0.55% per annum of the Fund's average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.62% per annum of the Fund's average daily net assets.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $1,047,484 from sales of Class A shares after commissions of $8,095,350 were paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1997, fees incurred aggregated $1,399,223, or 0.24% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $3,531,268 and $3,979,998, respectively.

   The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1997, such charges amounted to $185,777.

   The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor for the year ended December 31, 1997, amounted to $1,149,148.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of beneficial interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1997, Seligman Services, Inc. received commissions of $47,851 from the sales of Fund shares.

   Seligman Services, Inc. also received distribution and service fees of $35,679, pursuant to the Plan. Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $2,371,527 for shareholder account services.

   Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in trustees' fees and expenses and the accumulated balance thereof at December 31, 1997, of $33,589 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- Effective July 23, 1997, the Fund entered into a $110 million committed line of credit facility with a group of banks. Borrowings pursuant to the credit facility will be subject to interest at a rate equal to the federal funds rate plus 0.50% per annum. The Fund incurs a commitment fee of 0.10% per annum on the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment will expire one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

                                                                           -----

================================================================================
FINANCIAL HIGHLIGHTS


   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, using average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                                        CLASS A
                                                             --------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------
                                                                  1997        1996       1995        1994       1993
                                                               --------    --------   --------     -------    -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ........................    $   7.25    $   6.96   $   6.35     $  6.94    $  6.42
                                                               --------    --------   --------     -------    -------
Net investment income .....................................         .70         .69        .65         .65        .66
Net realized and unrealized investment gain (loss) ........         .28         .29        .61        (.59)       .52
                                                               --------    --------   --------     -------    -------
INCREASE FROM INVESTMENT OPERATIONS .......................         .98         .98       1.26         .06       1.18
Dividends paid or declared ................................        (.68)       (.69)      (.65)       (.65)      (.66)
                                                               --------    --------   --------     -------    -------
NET INCREASE (DECREASE) IN NET ASSET VALUE ................         .30         .29        .61        (.59)       .52
                                                               --------    --------   --------     -------    -------
NET ASSET VALUE, END OF YEAR ..............................    $   7.55    $   7.25   $   6.96     $  6.35    $  6.94
                                                               ========    ========   ========     =======    =======
TOTAL RETURN BASED ON NET ASSET VALUE: ....................       14.26%      14.82%     20.72%        .78%     19.19%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ............................        1.14%       1.16%      1.09%       1.13%      1.20%
Net investment income to average net assets ...............        9.42%       9.80%      9.73%       9.73%      9.68%
Portfolio turnover ........................................       61.78%     119.33%    173.39%     184.75%    193.91%
NET ASSETS, END OF YEAR (000S omitted) ....................    $750,461    $408,303   $182,129     $59,033    $61,333


-----------------
See footnotes on page 19.


-----
18


=============================================================================================================================
FINANCIAL HIGHLIGHTS


                                                     CLASSB                                    CLASS D
                                             ---------------------   --------------------------------------------------------
                                                YEAR       4/22/96*                                                  9/21/93*
                                                ENDED         TO                  YEAR ENDED DECEMBER 31,                TO
                                                                     ---------------------------------------------
                                              12/31/97    12/31/96     1997         1996         1995        1994    12/31/93
                                             --------    --------    --------     --------     -------     -------    -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
BEGINNING OF YEAR                            $   7.26    $   7.06    $   7.26     $   6.96     $  6.35     $  6.94    $  6.74
                                             --------    --------    --------     --------     -------     -------    -------
Net investment income                             .64         .45         .64          .64         .60         .57        .12
Net realized and unrealized
investment gain (loss)                            .28         .20         .28          .30         .61        (.59)       .20
                                             --------    --------    --------     --------     -------     -------    -------
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS                             .92         .65         .92          .94        1.21        (.02)       .32
Dividends paid or declared                       (.63)       (.45)       (.63)        (.64)       (.60)       (.57)      (.12)
                                             --------    --------    --------     --------     -------     -------    -------
NET INCREASE (DECREASE) IN
NET ASSET VALUE                                   .29         .20         .29          .30         .61        (.59)       .20
                                             --------    --------    --------     --------     -------     -------    -------
NET ASSET VALUE, END OF YEAR                 $   7.55    $   7.26    $   7.55     $   7.26     $  6.96     $  6.35    $  6.94
                                             ========    ========    ========     ========     =======     =======    =======
TOTAL RETURN BASED ON NET
ASSET VALUE:                                    13.24%       9.11%      13.24%       14.10%      19.67%       (.30)%     4.53%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets                   1.90%       1.90%+      1.90%        1.92%       1.91%       2.19%      2.04%+
Net investment income to
average net assets                               8.66%       9.11%+      8.66%        9.02%       8.86%       8.68%      7.93%++
Portfolio turnover                              61.78%     119.33%++    61.78%      119.33%     173.39%     184.75%    193.91%+++
NET ASSETS, END OF YEAR (000S omitted)       $581,235    $147,970    $534,998     $265,528     $90,153     $ 9,249    $ 2,375



---------------------
  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1993.
See Notes to Financial Statements.

                                                                                                                        -----
                                                                                                                           19

================================================================================
REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

THE TRUSTEES AND SHAREHOLDERS,
SELIGMAN HIGH-YIELD BOND SERIES:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman High-Yield Bond Series as of December 31, 1997, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman High-Yield Bond Series as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 30, 1998

--------------------------------------------------------------------------------


-----
20

================================================================================
TRUSTEES

--------------------------------------------------------------------------------

John R. Galvin 2
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company
DIRECTOR, USLIFE Corporation

Alice S. Ilchman 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

Frank A. McPherson 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

John E. Merow
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.

Betsy S. Michel 2
TRUSTEE, Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES,
   St. George's School

William C. Morris 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co.
   Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

James C. Pitney 3
RETIRED PARTNER,
   Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

Richard R. Schmaltz 1
MANAGING DIRECTOR,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

Robert L. Shafer 3
RETIRED VICE PRESIDENT, Pfizer Inc.
DIRECTOR, USLIFE Corporation

James N. Whitson 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
   Sammons Enterprises, Inc.
DIRECTOR, CommScope, Inc.
DIRECTOR, C-SPAN

Brian T. Zino 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

TRUSTEE EMERITUS
Fred E. Brown
DIRECTOR AND CONSULTANT, J. & W. Seligman & Co.
   Incorporated

----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Trustee Nominating Committee

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                                                                              21

EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

William C. Morris
CHAIRMAN

Brian T. Zino
PRESIDENT

Daniel J. Charleston
VICE PRESIDENT

Lawrence P. Vogel
VICE PRESIDENT

Thomas G. Rose
TREASURER

Frank J. Nasta
SECRETARY

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--------------------------------------------------------------------------------
FOR MORE INFORMATION


Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan
                   Services
(212) 682-7600     Outside the Continental United States
(800) 622-4597     24-Hour Automated
                   Telephone Access
                   Service


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22

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------
Adapted from the Investment Company Institute's 1997 MUTUAL FUND FACT BOOK.



                                                                           -----

                       SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017




               THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF
              SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING
              PROSPECTUS COVERING SHARES OF BENEFICIAL INTEREST OF
                 SELIGMAN HIGH-YIELD BOND SERIES, WHICH CONTAINS
            INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND
                OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY
                       BEFORE INVESTING OR SENDING MONEY.


TXHY2 12/97                                            Printed on Recycled Paper